UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 1998


                           RENAISSANCE COSMETICS, INC.
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             (Exact name of registrant as specified in its charter)



 State of Delaware                33-87280                     06-1396287
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 (State or other          (Commission File Number)         (I.R.S. Employer
 jurisdiction of                                           Identification No.)
 incorporation)



635 Madison Avenue, New York, New York                                10022
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(Address of principal executive offices)                            (zip code)


Registrant's telephone number, including area code (212) 751-3700



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         (Former name or former address, if changed since last report)

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Item 5.           Other Events.
                  -------------

                  On March 17, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.


Item 7.           Exhibits
                  --------

           Exhibit Number
       (Referenced to Item 601
         of Regulation S-K)                  Description of Exhibit
       -----------------------               ----------------------

                99.1               Registrant's Press Release, dated as of March
                                   17, 1998.


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                                                                               3


                                   Signatures

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: March 31, 1998

                                       RENAISSANCE COSMETICS, INC.


                                       By: /s/ Robert Corso
                                       --------------------
                                       Robert Corso
                                       Group Vice President, Finance
                                       and Chief Financial Officer

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                                                                               4


                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K


       Exhibit No.                               Description of Exhibit
       -----------                               ----------------------

          99.1                           Registrant's Press Release, dated as of
                                         March 17, 1998.